UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 18, 2011

FIRST SURGICAL PARTNERS INC.
(Exact name of registrant as specified in its charter)

Arkson Nutraceuticals Corp.
(Former Name of Registrant)

Delaware	000-52458	51-0383940
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

411 First Street
Bellaire, Texas  77401
(Address of principal executive offices) (zip code)

713-665-1111
(Registrant's telephone number, including area code)

Copies to:
Stephen M. Fleming, Esq.
Law Offices of Stephen M. Fleming PLLC
49 Front Street, Suite 206
Rockville Centre, New York 11570
Phone: (516) 833-5034
Fax: (516) 977-1209

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

Effective February 18, 2011, Arkson Nutraceuticals Corp. (the “Company”) changed its name to “First Surgical Partners Inc.”  In addition, effective February 22, 2011, the Company’s quotation symbol on the Over-the-Counter Bulletin Board was changed from AKSN to FSPI.  The new CUSIP number is 337139109.

As previously disclosed in the Form 8-K Current Report filed with the Securities and Exchange Commission on January 6, 2011, the Board of Directors of the Company approved a change in the Company's fiscal year of September 30 to December 31.

Item 9.01 Financial Statements and Exhibits

(d)           Exhibits

Exhibit No.	Description

3.1	Certificate of Ownership by and between Arkson Nutraceuticals Corp. and First Surgical Partners Inc.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST SURGICAL PARTNERS INC.

Dated: February 18, 2011	By:	/s/ Anthony F. Rotondo
Name: Anthony F. Rotondo
Title: Chief Executive Officer and President